Exhibit 99.1

PRESS RELEASE
CONTACT: David Foy
Tel: (203) 458-5850

ALLAN WATERS ELECTED PRESIDENT & CEO
OF WHITE MOUNTAINS REINSURANCE

HAMILTON, Bermuda, March 6, 2007 — White Mountains Insurance Group, Ltd. (NYSE: WTM) announced today that Allan Waters has been elected CEO of its reinsurance group, White Mountains Re Group, Ltd.  He succeeds Tom Hutton who remains Deputy Chairman of the White Mountains Re Board and will serve as a Senior Advisor to Mr. Waters.

Ray Barrette, Chairman and CEO, said, “I am delighted to have Allan rejoin the management team.  Allan knows our Company and our businesses well.  White Mountains Re will benefit greatly from his experience, judgment, and management talent.”  Mr. Barrette continued, “We appreciate Tom’s leadership of White Mountains’ global reinsurance operations over the past year and respect his desire to spend less time away from his family on the West Coast.  His continuing association with the Company will create value for our owners.”

Mr. Waters was elected to the White Mountains Board in November 2005 and previously served on the Board from 2003 to 2004.  He remains a director.  Mr. Waters also held various management positions with the Company from its IPO in 1985 until his retirement as Chief Financial Officer in 1998.

In his new role, Mr. Waters no longer qualifies as an independent director under NYSE rules.  In order to allow the Company to remain in compliance with NYSE rules regarding a majority of independent directors, Steven Fass, a Director since 2000, has agreed to retire from the White Mountains Board at this time.

ADDITIONAL INFORMATION

White Mountains is a Bermuda-domiciled financial services holding company traded on the New York Stock Exchange and the Bermuda Stock Exchange under the symbol WTM. Additional financial information and other items of interest are available at the Company’s web site located at www.whitemountains.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements.  The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements.  These forward-looking statements include, among others, statements with respect to White Mountains’:

•                                          growth in book value per share or return on equity;

•                                          business strategy;

•                                          financial and operating targets or plans;

•                                          incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;

•                                          projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•                                          expansion and growth of our business and operations; and

•                                          future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances.  However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including:

•                                          the risks associated with Item 1A of White Mountains’ 2006 Annual Report on Form 10-K;

•                                          claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks;

•                                          the continued availability of capital and financing;

•                                          general economic, market or business conditions;

•                                          business opportunities (or lack thereof) that may be presented to it and pursued;

•                                          competitive forces, including the conduct of other property and casualty insurers and reinsurers;

•                                          changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its clients;

•                                          an economic downturn or other economic conditions adversely affecting its financial position;

•                                          recorded loss reserves subsequently proving to have been inadequate;

•                                          other factors, most of which are beyond White Mountains’ control.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.